SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

December 3, 2014

Date of Report (Date of Earliest Event Reported)

Globalink, Ltd.

 (Exact name of registrant as specified in its charter)

Nevada	333-133961	06-1812762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

385 Boundary Road Vancouver, BC	V5X 4S1
(Address of principal executive offices)	(Zip Code)

(604) 828-8822

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 – Unregistered Sales of Equity Securities

On December 3, 2014, the registrant issued 4,000,000 restricted common shares to Yun Fei Liu, a non-affiliate, at a cost of $200,000.  These shares were issued under the private placement exemption granted by Section 4(a)(2) of the Securities Act.  The investor has enough knowledge and experience in business matters to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the securities to the public.

Item 5.02 – Departure of Directors or Certain Officers

On December 15, 2014, Ben Choi resigned as a director and as Chief Financial Officer of the registrant, and Daniel Lo resigned as director and secretary of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Globalink Ltd.

By:      /s/ Hin Kwok Sheung

Hin Kwok Sheung

Chief Executive Officer

Dated:  December 16, 2014